UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 1, 2005

PRECISION OPTICS CORPORATION, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01	Entry into a Material Definitive Agreement.

In connection with the election of Donald A. Major to the Board of Directors of Precision Optics Corporation, Inc. (the “Company”) and his appointment as chairperson of the Company’s Audit Committee on August 4, 2005 (see Item 5.02 below), the Board of Directors has determined that the chairperson of the Company’s Audit Committee should be entitled to compensation as follows: (1) upon appointment, an option pursuant to the Company’s Amended and Restated 1997 Incentive Plan to purchase 10,000 shares of common stock of the Company at an exercise price equal to the closing price of the Company’s common stock as of the date of grant, with such shares immediately exercisable from and after the date of grant; and (2) $500 per month.

As chairperson of the audit committee and the audit committee financial expert, Mr. Major shall be entitled to an option to purchase 10,000 shares of common stock of the Company at an exercise price of $0.75 per share and $500 per month. This is in addition to the standard compensation received by all members of the Board of Directors for their service.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 1, 2005, the Company received a letter from The Nasdaq Stock Market notifying the Company that it had failed to certify its compliance with the new Audit Committee composition, Audit and Nominating Committee charter, Executive Sessions and Code of Conduct Requirements by July 31, 2005, which is a requirement for continued listing set forth in Nasdaq Marketplace Rule 4350, and that its securities were, therefore, subject to delisting from The Nasdaq SmallCap Market.

On August 4, 2005, the company elected Donald A. Major to the Board of Directors of the Company (see Item 5.02). As a result of the election of Mr. Major, the Company was able to certify its compliance with the new Audit Committee composition, Audit and Nominating Committee charter, Executive Sessions and Code of Conduct Requirements. Nasdaq subsequently sent a letter, dated August 4, 2004, confirming the Company’s compliance with the rules and indicated that no further action will be taken on the matter.

On August 5, 2005, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that it had received the Notice from Nasdaq.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d)
On August 4, 2005, Donald A. Major was elected to the Board of Directors of the Company, to serve as a Class II director to hold office until the annual meeting of stockholders in 2007. Mr. Major was also appointed chairperson of the Audit Committee and will serve as the Audit Committee financial expert under Rule 401(e) of Regulation S-B and Nasdaq Marketplace Rule 4350(d)(2). There are no transactions with the company that Mr. Major has been involved in or has plans to be involved in.

On August 5, 2005, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting Mr. Major’s appointment.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibit Number	Title

	99.1	Press Release issued by Precision Optics Corporation, Inc. on August 5, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION OPTICS CORPORATION, INC.

Date: August 5, 2005	By:	/s/ R. Michael Arbon
Name: R. Michael Arbon
Title: Chief Financial Officer and Clerk

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Precision Optics Corporation, Inc. on August 5, 2005.